EXHIBIT 99.1


JOINT FILER INFORMATION:

By reason of (i) the position of Tennenbaum Capital Partners, LLC ("TCP") as investment advisor to Special Value Bond Fund II, LLC ("Fund II") and Special Value Absolute Return Fund, LLC, (ii) the position of Tennenbaum & Co., LLC ("TCO") as managing member of TCP and (iii) Michael E. Tennenbaum's position as managing member of TCO, each of TCP, TCO and Mr. Tennenbaum may be deemed to share the powers of voting and disposition of all of the shares of the common stock securities described herein. By reason of the position of SVIM/MSM II, LLC as managing member of Fund II, SVIM/MSM II may be deemed to share the powers of voting and disposition of 2,065,635 shares of the common stock securities described herein. The reporting persons disclaim beneficial ownership of the reported securities, except to the extent of their pecuniary interest therein. See Joint Filer Information below.

FORM 3 CONTINUATION SHEET

JOINT FILER INFORMATION

     NAME:                                 SVIM/MSM II, LLC

     ADDRESS:                              11100 Santa Monica Boulevard,
                                           Suite 210
                                           Los Angeles, California 90025

     DESIGNATED FILER:                     Tennenbaum Capital Partners, LLC

     ISSUER & TICKER SYMBOL:               Rural/Metro Corporation (RUREC)

     DATE OF EVENT REQUIRING STATEMENT:    September 26, 2003

     SIGNATURE:                            SVIM/MSM II, LLC
                                           By: Tennenbaum Capital Partners, LLC
                                           Its: Managing Member
                                           By: Tennenbaum & Co., LLC
                                           Its: Managing Member
                                           By: /s/ Michael E. Tennenbaum
                                              ----------------------------
                                           Name: Michael E. Tennenbaum
                                           Its:  Managing Member


FORM 3 CONTINUATION SHEET

JOINT FILER INFORMATION

     NAME:                                 Tennenbaum & Co., LLC

     ADDRESS:                              11100 Santa Monica Boulevard,
                                           Suite 210
                                           Los Angeles, California 90025

     DESIGNATED FILER:                     Tennenbaum Capital Partners, LLC

     ISSUER & TICKER SYMBOL:               Rural/Metro Corporation (RUREC)

     DATE OF EVENT REQUIRING STATEMENT:    September 26, 2003

     SIGNATURE:                            TENNENBAUM & CO., LLC
                                           By: /s/ Michael E. Tennenbaum
                                              ----------------------------
                                           Michael E. Tennenbaum
                                           Its: Managing Member


FORM 3 CONTINUATION SHEET

JOINT FILER INFORMATION

     NAME:                                 Michael E. Tennenbaum

     ADDRESS:                              11100 Santa Monica Boulevard,
                                           Suite 210
                                           Los Angeles, California 90025

     DESIGNATED FILER:                     Tennenbaum Capital Partners, LLC

     ISSUER & TICKER SYMBOL:               Rural/Metro Corporation (RUREC)

     DATE OF EVENT REQUIRING STATEMENT:    September 26, 2003

     SIGNATURE:                            /s/ Michael E. Tennenbaum
                                           -------------------------------
                                           Michael E. Tennenbaum